                                                                    EXHIBIT 24.1



                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                             ---------------------



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Jay M. Gratz, and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Act of shares of common stock, par value $1.00 per share, of the Corporation ("Corporation Common Stock") (including the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of November 25, 1997, between the Corporation and Harris Trust and Savings Bank, as the Rights Agent) to be issued in connection with the merger of Ryerson Tull, Inc. ("RT") with and into the Corporation or a subsidiary of the Corporation (the "Merger"), including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Corporation to registration statements on Form S-4, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such stock and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the proxy statement/prospectus or proxy statements/prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-4; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October 1998.


                                    /s/ A. Robert Abboud
                                    ---------------------------------------
                                    A. Robert Abboud

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                             ---------------------



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Jay M. Gratz, and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Act of shares of common stock, par value $1.00 per share, of the Corporation ("Corporation Common Stock") (including the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of November 25, 1997, between the Corporation and Harris Trust and Savings Bank, as the Rights Agent) to be issued in connection with the merger of Ryerson Tull, Inc. ("RT") with and into the Corporation or a subsidiary of the Corporation (the "Merger"), including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Corporation to registration statements on Form S-4, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such stock and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the proxy statement/prospectus or proxy statements/prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-4; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October 1998.


                                    /s/  Robert J. Darnall
                                    ---------------------------------------
                                    Robert J. Darnall

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                             ---------------------



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Jay M. Gratz, and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Act of shares of common stock, par value $1.00 per share, of the Corporation ("Corporation Common Stock") (including the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of November 25, 1997, between the Corporation and Harris Trust and Savings Bank, as the Rights Agent) to be issued in connection with the merger of Ryerson Tull, Inc. ("RT") with and into the Corporation or a subsidiary of the Corporation (the "Merger"), including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Corporation to registration statements on Form S-4, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such stock and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the proxy statement/prospectus or proxy statements/prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-4; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October 1998.


                                    /s/ James A. Henderson
                                    ---------------------------------------
                                    James A. Henderson

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                             ---------------------



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Jay M. Gratz, and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Act of shares of common stock, par value $1.00 per share, of the Corporation ("Corporation Common Stock") (including the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of November 25, 1997, between the Corporation and Harris Trust and Savings Bank, as the Rights Agent) to be issued in connection with the merger of Ryerson Tull, Inc. ("RT") with and into the Corporation or a subsidiary of the Corporation (the "Merger"), including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Corporation to registration statements on Form S-4, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such stock and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the proxy statement/prospectus or proxy statements/prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-4; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October 1998.


                                    /s/ Leo F. Mullin
                                    ---------------------------------------
                                    Leo F. Mullin

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                             ---------------------



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Jay M. Gratz, and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Act of shares of common stock, par value $1.00 per share, of the Corporation ("Corporation Common Stock") (including the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of November 25, 1997, between the Corporation and Harris Trust and Savings Bank, as the Rights Agent) to be issued in connection with the merger of Ryerson Tull, Inc. ("RT") with and into the Corporation or a subsidiary of the Corporation (the "Merger"), including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Corporation to registration statements on Form S-4, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such stock and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the proxy statement/prospectus or proxy statements/prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-4; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October 1998.


                                    /s/ Jean-Pierre Rosso
                                    ---------------------------------------
                                    Jean-Pierre Rosso

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                             ---------------------



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Jay M. Gratz, and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Act of shares of common stock, par value $1.00 per share, of the Corporation ("Corporation Common Stock") (including the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of November 25, 1997, between the Corporation and Harris Trust and Savings Bank, as the Rights Agent) to be issued in connection with the merger of Ryerson Tull, Inc. ("RT") with and into the Corporation or a subsidiary of the Corporation (the "Merger"), including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Corporation to registration statements on Form S-4, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such stock and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the proxy statement/prospectus or proxy statements/prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-4; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October 1998.


                                    /s/ Joshua I. Smith
                                    ---------------------------------------
                                    Joshua I. Smith

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                             ---------------------



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Jay M. Gratz, and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Act of shares of common stock, par value $1.00 per share, of the Corporation ("Corporation Common Stock") (including the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of November 25, 1997, between the Corporation and Harris Trust and Savings Bank, as the Rights Agent) to be issued in connection with the merger of Ryerson Tull, Inc. ("RT") with and into the Corporation or a subsidiary of the Corporation (the "Merger"), including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Corporation to registration statements on Form S-4, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such stock and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the proxy statement/prospectus or proxy statements/prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-4; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October 1998.


                                    /s/ Nancy H. Teeters
                                    ---------------------------------------
                                    Nancy H. Teeters

                         INLAND STEEL INDUSTRIES, INC.
                               POWER OF ATTORNEY

                             ---------------------



     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a director or officer of Inland Steel Industries, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Robert J. Darnall, George A. Ranney, Jr., Jay M. Gratz, and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under such Act of shares of common stock, par value $1.00 per share, of the Corporation ("Corporation Common Stock") (including the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of November 25, 1997, between the Corporation and Harris Trust and Savings Bank, as the Rights Agent) to be issued in connection with the merger of Ryerson Tull, Inc. ("RT") with and into the Corporation or a subsidiary of the Corporation (the "Merger"), including specifically, but without limitation thereof, full power and authority to sign my name as a director or officer of the Corporation to registration statements on Form S-4, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such stock and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the proxy statement/prospectus or proxy statements/prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-4; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October 1998.


                                    /s/ Arnold R. Weber
                                    ---------------------------------------
                                    Arnold R. Weber